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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date Of Report (Date Of Earliest Event Reported):  MARCH 3, 2000


                                HomeBase, Inc.

            (Exact Name Of Registrant As Specified In Its Charter)


          DELAWARE                            1-10259                           33-0109661
(State Or Other Jurisdiction Of       (Commission File Number)        (IRS Employer Identification No.)
        Incorporation)

     Support Center Offices
      3345 Michelson Drive                      92612
       Irvine, California

(Address Of Principal Executive Offices)      (Zip Code)

      Registrant's Telephone Number, Including Area Code: (949) 442-5000








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ITEM 5.  OTHER EVENTS.

     On March 3, 2000, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports that the Board of Directors has named Herbert Zarkin President and Chief Executive Officer to succeed Allan P. Sherman, who resigned from these positions.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

     c.    Exhibits

     99.1  March 3, 2000 Press Release of HomeBase.

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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HomeBase, Inc.

                                    By:  /s/ John L. Price
                                       ----------------------------
Date: March 6, 2000                      John L. Price
                                         Vice President, General Counsel
                                         and Secretary


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